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                                                                    Exhibit 10.1

                            OEM Partner Agreement


CEZANNE                                              PARTNER

Cezanne Software, Inc.              Company Name:    Callidus Software, Inc.
75 Second Avenue                       Address:      160 West Santa Clara St.
Suite 710                                            Suite 1500
Needham, MA 02494                                    San Jose, CA 95030
Phone: 781-292-1062                     Phone:       408-808-6400
Fax:  781-292-1061                       Fax:        408-271-2662

                          Effective Date: July 31, 2002

Executed by Cezanne                               Executed by Partner

/s/ Alberto Gabbai                                /s/ Michael Tidd
-----------------------------                     ------------------------------
Signature                                         Signature

Alberto Gabbai                                    Michael C. Tidd
-----------------------------                     ------------------------------
Printed Name                                      Printed Name

President and CEO                                 Vice President, Finance & CFO
-----------------------------                     ------------------------------
Title                                             Title


      Cezanne will provide software programs to Partner for enhancement and subsequent sublicensing and distribution by Partner subject to the terms and conditions below. Accordingly, this OEM Partner Agreement ("Agreement") is made and entered into as of the Effective Date by and between Cezanne Software, Inc., a Delaware corporation ("Cezanne") and the Partner identified above ("Partner").

This Agreement consists of this OEM Partner Agreement and the attached Exhibits A, B, C, D and E.


*** Confidential treatment has been requested for the redacted portions.       1
The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

1.    DEFINITIONS

(A) "Additional Services" means consulting, training, assistance with development, additional Technical Support, integration support, and other services that Partner may order from Cezanne.

(B) "Agreement" refers to and includes this Cezanne OEM Partner Agreement and the Exhibits, all of which, taken together, govern the rights and obligations of Cezanne and Partner.

(C) "Contract Year" means a year beginning on the Effective Date and each succeeding year beginning on each anniversary of the Effective Date during the term of this Agreement.

(D) "Customer" means a customer of Partner that licenses Partner Enhanced Products for use in its internal business operations.

(E) "Customer Support Fees" means the fees to be paid by Partner in consideration of technical support provided by Cezanne to Partner in connection with Partner's Technical Support of its Customers.

(F) "Documentation" means the operating instructions, user manuals and "read-me" files for the Software provided by Cezanne.

(G) "Effective Date" means the date first written above.

(H) "Partner Enhanced Product" means Partner's product which bundles Cezanne Software or elements thereof.

(I) "Software" means the Cezanne software products in object code form and related Documentation, and any Updates and fixes to such products that may be provided by Cezanne from time to time. The Software is deemed the confidential information of Cezanne.

(J) "Software Development Kit" or "SDK" means the set of software tools and reusable software code that Cezanne has developed for the purpose of making the development of the Software easier and more efficient, and any Updates and fixes to such products that may be provided by Cezanne from time to time. The Software Development Kit is deemed the confidential information of Cezanne.

(K) "Sublicense Fees" means the fees payable by Partner in connection with each sublicense of the Software granted by Partner in its licensing of the Partner Enhanced Product.

(L) "Technical Support" means software diagnosis, software problem analysis and resolution, and the provision of Updates and fixes to Customers.

(M) "Updates" means maintenance releases, improvements, and enhancements to the Software or Documentation that are generally provided by Cezanne to its current technical support customers.

2.    LICENSE, RESTRICTIONS, AND DISTRIBUTION

(A) DEVELOPMENT LICENSE. During the term of this Agreement and subject to its terms and conditions, Cezanne grants to Partner the nonexclusive, nontransferable, limited right to develop, support and maintain the enhancement and integration of the Software with the Partner Enhanced Product. Within ten
(10) business days of the Effective Date, Cezanne shall deliver to Partner a master copy of the Software and of its Software Development Kit, to be used in accordance with this Agreement only. For the Development License Partner will pay Cezanne the Development License Fee set forth in Exhibit A, paragraph 2.3.

(B) SUBLICENSE OF SOFTWARE LICENSE. During the term of this Agreement and subject to its terms and conditions, Cezanne grants to Partner the nonexclusive, nontransferable right to market, sublicense, copy, re-label, modify and distribute the Software in the Partner Enhanced Product to Customers and to its distributors and non-US subsidiaries for purposes of sublicensing to Customers.


*** Confidential treatment has been requested for the redacted portions.       2
The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(C) DEMONSTRATION LICENSES. Partner may make a reasonable number of copies of the Software set forth in Exhibit A for the purpose of demonstrating it at Partner locations and at trade show, user group, or seminar presentations. Demonstration copies of the Software may not be sold, rented, leased, transferred, distributed or assigned by Partner in any manner (other than to an authorized distributor).

(D) SOFTWARE DEVELOPMENT KIT. In order to make the Development license granted under 2(a) more effective, Cezanne will deliver to Partner its standard Software Development Kit. The SDK is a set of software tools and reusable software components that Cezanne has developed for its own internal use, in order to expedite and render more flexible the development of new functionalities and the modification, customization, enhancement and integration of existing functionalities. As an internal tool, the Software Development Kit is not a complete, fully supported and fully documented product. Partner acknowledges that the SDK will be delivered by Cezanne "as is", with no warranty of fitness for any particular purpose. No fee will be charged for the delivery of the Software Development Kit, and, although Cezanne will strive to respond to technical defects or inquiries concerning the SDK, none of the provisions of Exhibit C (Maintenance and Technical Support Schedule) applies to the SDK.

(E) SOFTWARE DEVELOPMENT KIT - RESTRICTIONS OF USE. Partner agrees to use the Software Development Kit only to develop, support and maintain modifications, enhancements or customizations to the Software and integrations of the Software with the Partner Enhanced Product. UNDER THIS AGREEMENT PARTNER IS NOT AUTHORIZED TO USE THE SOFTWARE DEVELOPMENT KIT FOR THE DEVELOPMENT OF ADDITIONAL SOFTWARE COMPONENTS, WHETHER RELATED WITH THE SOFTWARE OR NOT. Partner further agrees that it shall not sell or license the SDK to a third party developer or to a Customer, without the express written approval of Cezanne. In the case a third party who is involved in implementations of the Partner Enhanced Product that contains the Cezanne Software, or an End-User of the same product, should be interested in using the SDK, Partner and Cezanne will jointly agree about the price, terms and conditions to offer such third party or End-User a temporary development license, with the price being based on the scope of use and the number of developers involved in the use.

(F) SOURCE-CODE LICENSE. Based on the timing and conditions set forth in Exhibit A, paragraph 3.0, Partner may elect to acquire a source-code license by delivering the one-time payment described in Exhibit A, paragraph 3.0. Upon receipt of payment, Cezanne will provide a full master copy of the source-code along with all documentation. The acquisition of the source-code license by the Partner will not automatically terminate this Agreement. Upon the acquisition of the source-code license, Partner may use the source-code to copy, create, modify, enhance products for sub-license to customers. Partner may not distribute or sublicense native source-code to third parties. Partner may sublicense source-code pursuant to section 18 Assignment. After the acquisition of a source-code license, Partner obligations to pay the Sublicense Fees, Training Royalties and Development License Fees enumerated in Exhibit A, paragraphs 2.1, 2.2 and 2.3 will cease, provided that any fee that was due before the acquisition of the source-code license will remain due. Upon the acquisition of the source-code license, Partner will have the option to select whether the maintenance and technical support services described in Exhibit C shall continue to be performed by Cezanne, who would in this case continue to be entitled to the maintenance and technical support fee specified at paragraph 4.0 of Exhibit A, or otherwise if any such obligations and fees are terminated. The acquisition of the source-code license by the Partner will not limit in any way Cezanne's rights, title and interest in the Software, and Cezanne may continue to sell licenses for the Software with no restrictions.

(G) SOFTWARE SUBLICENSE RESTRICTIONS. Partner agrees to distribute the Software only under a written and signed Customer software license agreement containing provisions, particularly limitations of liability, disclaimers of warranty, and use restrictions, that are at least as protective as those set forth on Exhibit D, Minimum Customer License Terms. Cezanne reserves the right to pre-approve and receive a copy of Partner's license agreement upon request, which such approval shall not be unreasonably withheld. In addition, Partner may not license the Software to any entity, or the employees or consultants of such entity, which compete directly with Cezanne. A current list of such competitors is provided in Exhibit B.

(H) DISTRIBUTION. Partner may distribute the Software through distributors subject to substantially similar terms and conditions of this agreement.

(I) ENFORCEMENT OF CUSTOMER LICENSES. Partner shall at all times vigorously enforce the terms and conditions of any Customer software license agreement. In the event that Partner fails to enforce any such

*** Confidential treatment has been requested for the redacted portions.       3
The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

Customer software licenses, Partner hereby appoints Cezanne as its true and lawful attorney-in-fact to do any and all acts necessary and appropriate to execute the software license agreement in the name of Partner as its attorney-in-fact, as well as in the name of Cezanne, which may be necessary and appropriate to preserve, enforce or effect the rights of Cezanne under the Customer software license agreement. If Cezanne terminates this Agreement in accordance with Section 7, Cezanne is nevertheless fully authorized to act under such powers of attorney.

(J) DISTRIBUTION AND SUBLICENSE REPORTS. Partner shall submit quarterly written reports to Cezanne for all transactions that involve the sale of a license of the Partner Enhanced Product. Such report shall be made in the form attached hereto as Exhibit E, and shall be provided within thirty (30) days after the end of every calendar quarter.

(K) TRADEMARKS AND PROPRIETARY NOTICES. Cezanne hereby grants to Partner a nonexclusive, worldwide, royalty-free license to use trademarks of Cezanne that are related to the Cezanne products in connection with the marketing and distribution of the Cezanne Products under this Agreement. Partner shall include in its packaging and other media for the Software all proprietary rights notices contained in the original copy of the Cezanne products obtained from Cezanne. Cezanne shall have the right to approve that part of Partner package design that includes Cezanne's logo and the Cezanne product names, such approval not to be unreasonably withheld; provided that notice of disapproval is not received within 15 days after submission to Cezanne, the package design shall be deemed approved.

(L) USE RESTRICTIONS. Partner shall not, nor allow any third party to translate, disassemble, reverse engineer, decompile or otherwise attempt to reconstruct or discover any source code or underlying ideas or algorithms of, or embodied in, the Software. Partner shall not cause or permit unauthorized copying, reproduction or disclosure of any portion of the Software, or any instructions, manuals, or other Documentation, or the delivery or distribution of any part of either the Software or the Documentation, to any third person or entity, for any purpose whatsoever, including, but not limited to, transmission, uploading, downloading, leasing, or operating the Software as a timeshare or service bureau without the prior written consent of Cezanne.

(M) NO DEVELOPMENT OF COMPETING SOFTWARE. During the Term of this agreement, Partner shall not develop software products competitive to Cezanne Software products listed on Exhibit A. this provision will automatically expire upon acquisition of a source-code license.

3.    USER DOCUMENTATION AND TRAINING MATERIALS

Cezanne hereby grants to Partner a nonexclusive, worldwide, nontransferable, royalty-free license to use, re-label, modify and copy the user documentation and training materials for the Cezanne products and to distribute such user documentation and training materials, including any modifications or portions thereof, to End Users with the Cezanne Products. Partner shall not remove any proprietary notices of Cezanne on such user documentation or training materials unless such user documentation or training materials are re-labeled and incorporated into Partner manuals or materials developed specifically for the Cezanne product, in which case Partner may remove such notices provided such manuals contain the following legend: "Copyright Cezanne Software Inc. All rights reserved." Cezanne shall provide such user documentation and training materials in a mutually agreed electronic format.

4.    MARKETING ACTIVITIES

(A) PUBLICITY. Either party may issue any public announcement or publish any materials that reference or discuss the other party or its products upon the prior written consent of the other party.

(B) JOINT MARKETING. During the term of this Agreement, Partner and Cezanne may mutually agree from time to time to engage in joint marketing activities which promote their products including seminars, press announcements, trade shows, user groups or other marketing events.

5.    SUPPORT AND OTHER SERVICES

*** Confidential treatment has been requested for the redacted portions.       4
The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(A) TECHNICAL SUPPORT TO CUSTOMERS. Partner shall be solely responsible for providing Technical Support to its Customers. Cezanne will have no responsibility for providing support directly to Partner's Customers, however, in consideration of the Customer Support Fee, Cezanne shall assist Partner with its Technical Support of its Customers, as described in Exhibit C.

(B) ADDITIONAL SERVICES. For an additional fee, Partner may order Additional Services, including professional services, from Cezanne, as described in Exhibit A, paragraph 5.0, in connection with Partner's use of the Development License, or for other related purposes. Cezanne reserves the right to change prices for Additional Services without notice during the term of this Agreement.

6.    FEES AND PAYMENT

(A) DEVELOPMENT LICENSE FEE. Partner shall pay to Cezanne the annual Development License Fee, stated in Exhibit A, paragraph 2.3. The first time on the effective date of this agreement, and subsequently at each anniversary date thereof.

(B) SUBLICENSE AND CUSTOMER SUPPORT FEES. Partner shall pay to Cezanne the Sublicense Fees specified in Exhibit A for each sublicense of Software granted by Partner. The applicable Sublicense Fee shall be as specified in paragraph 2.1 of Exhibit A. Partner shall also pay the related annual Maintenance and Technical Support Fee for each customer to which Maintenance and Technical Support is provided. The applicable Fee shall be as specified in paragraph 4.0 of Exhibit A.

(C) PAYMENT TERMS. Within fifteen (15) days of submission of each quarterly Sublicense Report, Partner shall pay Cezanne the Sublicense Fees and Customer Support Fees contained in that report. For all other fees owed by both parties, payment shall be made thirty (30) days from the date of invoice.

All payments made to Cezanne shall be in U.S. Dollars, unless otherwise specifically agreed. Partner's obligation to pay Cezanne under this Agreement shall not be affected by its ability to collect payment from its Customers. In addition, Partner shall pay all charges reasonably incurred in the handling and/or shipment of Software to Customers, including transportation charges, insurance premiums, taxes (except taxes based on Cezanne's net income), duties and other applicable government assessments.

(D) AUDIT. Partner shall maintain accurate records relating to the performance of its obligations under this Agreement for at least three (3) years after its termination. Cezanne may, upon thirty (30) days' written notice and not more than once in each twelve (12) month period, examine Partner's records related to the amounts due to Cezanne. Such examination may be done, at Cezanne's expense, by Cezanne or its accounting firm, provided, however, that if any such audit uncovers one or more underpayments in excess of five percent (5%) of the total amount reported by Partner in the preceding 12 month period, Partner shall reimburse Cezanne for the costs of the audit, and shall immediately pay the full amount of underpayment, if any, uncovered during the course of the audit.

7.    TERM AND TERMINATION

(A) INITIAL TERM. This Agreement and the licenses granted under it shall remain in effect from the Effective Date of this Agreement for a term of three (3) years and shall automatically renew for subsequent one (1) year terms unless terminated in accordance with the terms of the following.

(B) TERMINATION FOR CAUSE. Either party may terminate this Agreement by giving written notice to the other party if such other party materially breaches the Agreement. Such termination shall be effective, thirty (30) days after written notice by the non-breaching party unless the material breach has been cured to the reasonable satisfaction of the non-breaching party prior to the expiration of such thirty (30) day period.

(C) TERMINATION WITHOUT CAUSE. At any time, either party may terminate this Agreement without cause by providing the other with not less than ninety (90) days notice.


*** Confidential treatment has been requested for the redacted portions.       5
The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(D) BANKRUPTCY. Either party may terminate this Agreement if the other party becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding.

(E) EFFECTS OF TERMINATION. Upon termination of this Agreement for any reason, all rights and licenses granted under this Agreement shall terminate and revert to Cezanne, except that sublicenses of the Software granted by Partner to Customers in accordance with Section 2(b) of this Agreement as of the date of termination will remain in effect in accordance with the terms and conditions of the Customer software license agreement, and that the Development license will remain in effect for the time required to complete any implementation projects with Partner's Customers who already purchased a Partner Enhanced Product, but in no case for longer than twelve months after termination. Upon termination of this Agreement for any reason, Partner shall (i) cease using all demonstration licenses; (ii) cease issuing new sublicenses of the Software; (iii) return to Cezanne all copies of the Software, sales and marketing literature and other written information and materials supplied by Cezanne pursuant to this Agreement or which contain Cezanne's proprietary marks; and (iv) no longer identify or hold itself out as a partner of Cezanne.

(F) MAINTENANCE AFTER TERMINATION. Maintenance obligations will survive the termination of this OEM Partner Agreement. So long as Partner pays the maintenance fees specified in Exhibit A paragraph 4.0, maintenance is not terminable by Cezanne and all maintenance obligations set forth in Section 1 of Exhibit C will remain in effect.. Notwithstanding the above, upon termination of this Agreement Cezanne shall have the right to propose a direct maintenance agreement to the Customers who purchased a license from Partner, and Partner will cooperate with Cezanne in all reasonable manners to the transfer of the existing maintenance agreement to Cezanne.

8.    OWNERSHIP

Cezanne retains all right, title and interest in the Software and in any ideas, know-how, programs, processes, designs, inventions, works, trade secrets, and other information, which may be developed by Cezanne in the course of providing any technical services, including any enhancements or modifications made to the Software (collectively, "Cezanne Materials"), and all patents, copyrights, trade secrets, and other proprietary rights in or related to the Cezanne Materials, whether or not specifically recognized or perfected under the laws of the country where the Cezanne Materials are located. Partner will not remove, alter or destroy any form of copyright notice, proprietary markings or confidential legends placed upon or contained within the Cezanne Materials. Further, Partner will reproduce Cezanne's copyright and other proprietary rights notices on any copies of the Cezanne Materials it uses, including archival, backup, or demonstration copies.

9.    CONFIDENTIAL INFORMATION

(A) DEFINITION. "Confidential Information" means all information related to the business of the disclosing party that may be obtained by the receiving party from any source as a result of this Agreement, provided that if written, the information is marked as proprietary or confidential, and if oral, shall be followed by a written summary of such oral communication within fifteen (15) days of the date of disclosure. Confidential Information includes (but is not limited to) source code, algorithms, concepts, pricing information, business methods, business and technical plans, research and test results, including the results of any performance or benchmark tests or demonstration of the Software.

(B) EXCEPTIONS. Confidential Information does not include information that the receiving party can demonstrate (i) is or becomes publicly available through no act or omission of the receiving party; (ii) the disclosing party discloses to a third party without restriction on further disclosure; (iii) is rightfully disclosed to the receiving party by a third party without restriction on disclosure; (iv) is independently developed by the receiving party without access to the disclosing party's Confidential Information; (v) is previously known to the receiving party without nondisclosure obligations; and (vi) is required to be disclosed pursuant to any court order provided that the receiving party shall advise the disclosing party of such request in time for the disclosing party to apply for legal protection.

*** Confidential treatment has been requested for the redacted portions.       6
The Confidential redacted portions have been filed separately with the Securities and Exchange Commission.

(C) NONDISCLOSURE OBLIGATION. Each party agrees that it will not disclose to any third party any Confidential Information belonging to the other party without the other party's prior written consent. Each party agrees that it will not use the Confidential Information of the other party except as authorized in the Agreement. Each party further agrees that it will maintain the confidentiality of all Confidential Information of the other party and prevent the unauthorized disclosure or use of any Confidential Information by its clients, customers, employees, subcontractors or representatives. Each party further agrees to notify the other in writing of any misuse or misappropriation of the other party's Confidential Information that may come to its attention.

10.   INDEMNIFICATION BY CEZANNE

(A) PROVIDED BY CEZANNE. Cezanne shall defend and settle at its own expense, and shall indemnify Partner for any damages or expenses including reasonable attorneys' fees resulting from any action brought against the Partner to the extent that it is based on a claim that the Software used in the Partner Enhanced Product infringes any U.S. patent, copyright, or trade secret of a third party, provided that: (i) Cezanne is promptly notified in writing of the claim; (ii) Cezanne has sole control of the defense and any negotiations for its settlement; and (iii) Partner provides Cezanne, at Cezanne's expense, with all reasonable assistance, information, and authority necessary to perform the above.

(B) LIMITATIONS. This indemnity obligation shall not apply with respect to a claim which arises (i) from the use of a superseded or modified release of the Software, if the claim would have been avoided by the use of the current or unmodified release; (ii) from the use, operation, or combination of Software with programs, data, equipment, or materials not provided or approved by Cezanne, if the claim would have been avoided by the use of the Software without such programs, data, equipment, or materials; or (iii) to the extent that Partner continues the allegedly infringing activity after being informed of and provided a fix that would avoid the alleged infringement.

(C) REMEDIES. Should the Software become, or in Cezanne's opinion be likely to become, the subject of any such claim of infringement, then the Partner will permit Cezanne, at Cezanne's option and expense, either: (i) to procure for Partner the right to continue using the Software; (ii) replace or modify the Software so that its use becomes non-infringing; or (iii) refund the license fees paid by Partner to Cezanne for the allegedly infringing Software, provided that the amount of fees subject to refund shall be amortized on a straight line basis over a three (3) year period.

11.   INDEMNIFICATION BY PARTNER

Partner will indemnify Cezanne for any and all damages, settlements, reasonable attorneys' fees and expenses based: (a) on a claim that the Partner Enhanced Product or the Partner product used in the Partner Enhanced Product infringe any intellectual property right of a third party or (b) on any action brought against Cezanne to the extent that the claim is based on misrepresentations made by Partner about the performance or operation of the Software that differ from those found in Cezanne's Documentation, provided that: (i) Partner is promptly notified in writing of the claim; (ii) Partner has sole control of the defense and any negotiations for its settlement; and (iii) Cezanne provides Partner, at Partner's expense, with all reasonable assistance, information, and authority necessary to perform the above.

12.   LIMITED WARRANTY AND DISCLAIMER

Cezanne warrants that, when delivered and for a period of one year thereafter, the Software will materially conform to Cezanne's then current Documentation. Cezanne further warrants that all Software delivered to Partner hereunder will accurately process date data from, into and between twentieth and twenty-first centuries, including leap year calculations, when used in accordance with the Documentation. The preceding warranty will only apply to problems reported to Cezanne during the warranty period and will not apply: (i) where the Software is not used in accordance with the Documentation; (ii) if the Software or any part thereof has been altered or modified without the prior written consent of Cezanne; or (iii) where a defect in the Software has been caused by any of Partner's malfunctioning equipment. EXCEPT FOR ANY EXPRESS WARRANTIES MADE HEREIN, CEZANNE MAKES NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE SOFTWARE AND ANY SERVICES COVERED BY THE AGREEMENT, INCLUDING BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY

*** Confidential treatment has been requested for the redacted portions.       7
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Securities and Exchange Commission.

OR FITNESS FOR A PARTICULAR PURPOSE. CEZANNE DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS THAT THE SOFTWARE IS ABSOLUTELY ERROR-FREE.

13.   LIMITATION OF REMEDY

FOR ANY BREACH OF THE SOFTWARE WARRANTY DESCRIBED ABOVE, CEZANNE'S ENTIRE LIABILITY SHALL BE LIMITED TO REPAIR OR REPLACEMENT OF THE SOFTWARE OR, IF SUCH REPAIR OR REPLACEMENT IS INADEQUATE AS A REMEDY OR, IN CEZANNE'S OPINION, NOT COMMERCIALLY REASONABLE, TO A REFUND OF THE LICENSE FEES PAID FOR THE SOFTWARE.

14.   LIMITATION OF LIABILITY

NEITHER CEZANNE NOR PARTNER WILL BE LIABLE, UNDER ANY CONTRACT, TORT, STRICT LIABILITY OR OTHER THEORY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF OR DAMAGE TO DATA, LOSS OF ANTICIPATED REVENUE OR PROFITS, WORK STOPPAGE OR IMPAIRMENT OF OTHER ASSETS, WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR: A) INDEMNIFICATION PAYMENTS REFERRED TO IN SECTION 10, AND B) BODILY INJURY (INCLUDING DEATH) AND DAMAGE TO REAL AND TANGIBLE PERSONAL PROPERTY, IN NO EVENT SHALL CEZANNE'S LIABILITY UNDER THE AGREEMENT EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO CEZANNE BY PARTNER UNDER THE AGREEMENT.

15.   EXPORT

Partner acknowledges that the Software, the Documentation and other technical information delivered pursuant to the Agreement (collectively, "Technical Data") are subject to export controls under U.S. laws. Partner agrees to (a) strictly comply with all legal requirements established under these controls, (b) cooperate fully with Cezanne in any official or unofficial audit or inspection that relates to these controls, and (c) not export, re-export, divert, transfer, or disclose directly or indirectly, any Technical Data to any country, or to the nationals of any such country, which the U.S. government determines is a country to which such export, re-export, diversion, transfer, or disclosure is restricted, without obtaining the prior written authorization of Cezanne and the applicable U.S. government agency. Any breach of this provision shall be considered a material breach of the Agreement.

16.   GOVERNMENT CONTRACT

Partner agrees that if it sublicenses the Software to agencies of the United States government or to contractors acquiring sublicenses under government contracts, then such agencies or contractors acknowledge and agree that the Software was developed entirely at private expense; that the Software is "commercial computer software"; and that use, duplication and disclosure rights are subject to the restrictions stated in the applicable U.S. laws.

17.   FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, war, strike, embargo, government requirement, civil or military authority, act of God, or by reason of any occurrence beyond its reasonable control and without the fault or negligence of the delayed or non-performing party.

18.   ASSIGNMENT

Partner may not assign, delegate or otherwise transfer the Agreement or any of its rights or obligations to a third party and any such attempted transfer shall be void. Notwithstanding the foregoing, either party may assign, upon written notice to the other party, its rights and obligations under this Agreement to a) a wholly owned subsidiary or a company wholly owned by the same parent company, and b) the surviving corporation in any merger or consolidation to which it is a party or to any entity which acquires all or

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Securities and Exchange Commission.

substantially all of its stock or assets, provided that such entity is not a competitor of other party, as listed in Exhibit B.

19.   AMENDMENT AND WAIVER

Any waiver, amendment or modification of any provision of this Agreement must be in writing. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except as specifically set forth in writing. The failure of either party to exercise any right provided for by this Agreement shall not be deemed a waiver of that right.

20.   NOTICES

All notices and other communications required or permitted under this Agreement shall be in writing, addressed to the Contracts Department of the party being notified at its address first written above, and shall be deemed given: (a) upon confirmation of receipt following delivery of registered or certified mail, return receipt requested, or (b) upon delivery by a recognized overnight courier service which provides confirmation of delivery.

21.   AUTHORITY TO SIGN

Each person signing this Agreement on the cover page represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement. Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of such party's obligations have been duly authorized and that the Agreement is a valid and legal agreement binding on the party and enforceable according to its terms.

22.   GOVERNING LAW

This Agreement shall be deemed to have been made in, and shall be construed under, the laws of the State of California without regard to its conflicts of laws provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. In any legal action relating to this Agreement, Partner agrees that the federal or state courts of California located in Santa Clara County shall have the sole and exclusive jurisdiction over the matter.

22.   SURVIVAL OF OBLIGATIONS

The following obligations will survive termination of the Agreement for any reason: (a) all obligations relating to nonuse and nondisclosure of Confidential Information; (b) all obligations relating to indemnification and protection of proprietary rights; (c) all obligations to make payments of amounts that are or become due under this Agreement prior to termination; (d) all obligations regarding maintenance of records for tracking Sublicense Fees owing to Cezanne; and (e) all provisions regarding the limitations of warranty, remedy and liability.

23.   SEVERABILITY

If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, that provision shall be stricken from this Agreement and shall not affect the legality, enforceability or validity of the remainder of this Agreement.

24.   ENTIRE AGREEMENT

The Agreement, including the attached Exhibits, constitutes the entire agreement between the parties, and supersedes all prior oral or written agreements or communications with regard to the subject matters described. No additional or conflicting term in a purchase order or other document shall have any effect on the terms of this Agreement.

25.   COUNTERPARTS AND EXCHANGES BY FAX

*** Confidential treatment has been requested for the redacted portions.       9
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
This Agreement may be executed simultaneously in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by fax shall be sufficient to bind the parties to the terms and conditions of this Agreement.

26.   NON-SOLICIT

During the term of this Agreement and for six (6) months after the expiration or termination of this Agreement, neither party shall directly solicit for employment any of the other party's employees who were directly involved in this OEM partnership without that party's prior written consent. The six-months extension after termination does not apply to the party that receives notice of termination without cause as per clause 7(c).

27.   NON-COMPETITION

During the term of this Agreement, neither party shall form a similar OEM partnership with a direct competitor of the other party without that party's prior written consent. The list of competitors of each party is provided herein as Exhibit B. Either party can update the list from time to time, as required by changing competitive market conditions. The consent of the other party to any change to the list will not be unreasonably withheld.

28.   SOFTWARE ESCROW

Cezanne agrees that, within 60 (sixty) days following the Effective Date, Cezanne will include Partner as a named beneficiary to a SAFE Escrow Services Agreement which will be established between Cezanne and DSI Technology Services ("Escrow Agreement"), or an equivalent agreement with another escrow agent approved by partner. Partner will be entitled to a release of the Source Code for the Licensed Software according to the terms of the Escrow Agreement and this Section 27. Partner is entitled to a release of the Source Code for the Licensed Software in the following instances: (a) Cezanne, or its successor in interest enters voluntary or involuntary petition for bankruptcy during the term of this Agreement, and such proceedings are not dismissed within sixty (60) days after such proceedings commence, or (b) is otherwise unable to provide support and maintenance services for the Licensed Software sufficient to meet its support obligations to Partner or to Customers; or (c) Cezanne, or its successor in interest, (i) discontinues to develop and manufacture the Licensed Software, and (ii) no longer provides support for the most recent and immediate prior release of the Licensed Software, or (d) Cezanne is acquired by a Partner competitor listed on Exhibit B, Competitor List.

29.   PRESS RELEASE

Within 90 days of contract execution, both parties will collaborate to issue a joint press release announcing the partnership.

30.   CUSTOMER LISTS

Partner may refer to Cezanne customers in customer lists. Cezanne may refer to Partner customers in customer lists. Both parties will collaborate to create customer selling and press references for mutual benefit.

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
                                    EXHIBIT A
                             BUSINESS TERMS SUMMARY

1.0   SOFTWARE PRODUCTS & DOCUMENTATION

      Partner shall receive the following Software to be used in accordance with this OEM Agreement:

 Product                              Units to Partner             Partner Ships units to Customer
 -------                              ----------------             -------------------------------
 Compensation Planning                Master Copy, including       Reasonable copies to meet
 Back office Compensation             development licenses,        customer configuration
 Analytics and Budgeting              with Updates.Delivered       requirements.
                                      digitally.

 Team Planner                         Master Copy, including       Reasonable copies to meet
 Compensation deployment for          development licenses, with   customer configuration
 managers, inclusive of MBO           Updates.  Delivered          requirements.
 (performance management) and basic   digitally.
 functionalities to manage
 information about employees and
 the organization structure

 Software Development Kit             As required.  Use limited    Delivered "as is"; quantity as
                                      to single-customer           required by Partner's engineers
                                      modifications or             to operate and support product
                                      extensions of Cezanne        in production, test and back-up
                                      products.                    environment.

 Sales and Marketing Literature       Master Copy, with            N/A
                                      Updates.  Delivered
                                      digitally.

 Technical Documentation              Master Copy, with            N/A
                                      Updates.  Delivered
                                      digitally.

 End-User Guides                      Master Copy, with            Reasonable copies to meet
                                      Updates.  Delivered          customer configuration
                                      digitally.                   requirements.

 Partner Training Materials           Master Copy, with            N/A
                                      Updates.  Delivered
                                      digitally.

 Customer Training Materials          Master Copy, with            Reasonable copies to meet
                                      Updates.  Delivered          customer configuration
                                      digitally.                   requirements.

 Technical Support Documentation      Master Copy, with            N/A
                                      Updates.  Delivered
                                      digitally.

2.0   SUBLICENSE FEE, TRAINING ROYALTIES, AND DEVELOPMENT LICENSE FEES

      2.1 Partner will pay Cezanne a sublicense fee equal to the greater of i) *** or ii) *** of the net license fee, which Partner receives from Customer. In the case of indirect sales made through distributors as provided for in clause 2(h) the basis for the calculation of the sublicense fee shall be the net license fee that distributor receives from Customer. For the period beginning on the Effective Date through December 31, 2002, Partner may offer special promotional prices to initial reference Customers without regard to discount constraints. Beginning January 1, 2003, Partner will apply discounts to the Partner Enhanced Product on a pro-rata basis of total discounts to list license prices of all modules sold in a multi-element transaction. Discounts include the imputed value of free maintenance periods; such implied discount to be deducted from the sublicense fee for the purpose of calculating the net license to Partner, and to be treated as a maintenance fee, as per current revenue recognition rules. Comparative Partner List Price Schedules will be provided to Cezanne within 60 days of the effective date of this agreement, with updates provided when changes occur.

*** Confidential treatment has been requested for the redacted portions.      11
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
      2.2 Partner will pay Cezanne an end-user training royalty equivalent to *** of Cezanne product class revenues.

      2.3 Partner will pay Cezanne an annual Development license fee of *** per annum. The Development license for the first year will be due at the effective date of this OEM Agreement, then annually at the anniversary of the effective date.

3.0   OPTION TO ACQUIRE A SOURCE-CODE LICENSE.

      Starting from January 1, 2004, for the duration of this agreement, Partner has an option to acquire a source-code license at the following conditions:

      - If the option is exercised no later than December, 31st, 2004 a one-time payment equal to the greater of *** or *** times the cumulative License Fees reported to Cezanne on the Sublicense Report (Exhibit E) inclusive of all Sublicense Fees and Maintenance Fees accrued for the past *** quarters, for a total not to exceed ***.

      - If the option is exercised after December, 31st, 2004 a one-time payment equal to the greater of *** or *** times the cumulative License Fees reported to Cezanne on the Sublicense Report (Exhibit
            E) inclusive of all Sublicense Fees and Maintenance Fees accrued for the past *** quarters, with no upper limit.

Source-code license will cover all Cezanne Software products and Documentation specified in this Exhibit under 1.0, except Software Development Kit.

4.0       CEZANNE TECHNICAL SUPPORT

CEZANNE SERVICES DESCRIPTION           PRICING
Standard Maintenance and Technical     a.   Fees payable from Partner to Cezanne
Support                                     shall be *** of standard maintenance
(See Exhibit C)                             & technical support services fee
                                            Partner (or Distributor, in case of
                                            an indirect sale) receives from
                                            Customer.

                                       b.   Maintenance Fees will
                                            commence at the same date as
                                            the Customer license. Free
                                            maintenance periods granted
                                            to a Customer at the
                                            beginning of the license will
                                            be treated as discounts on
                                            the license, and the amount
                                            of the implied maintenance
                                            will be treated as
                                            maintenance as far as fees
                                            payable to Cezanne are
                                            concerned.

                                       c.   Any portion of the
                                            maintenance fees paid by
                                            Customer to Partner in excess
                                            of *** of the license fee
                                            will be considered premium
                                            maintenance fees, reflecting
                                            value added services provided
                                            by Partner to Customer with
                                            no involvement of Cezanne,
                                            and shall not be subject to
                                            any payment to Cezanne.

5.0      ADDITIONAL CEZANNE SERVICES

         Cezanne makes available the following additional services to Partner for the prices set forth below. In the event Partner elects to purchase such services, a separate statement of work shall be provided by Cezanne, and attached hereto or if at a later time, attached as an addendum.

         CEZANNE SERVICES DESCRIPTION        PRICING
         Partner Engineering Support         - *** for product enhancement support
                                               for first twelve months of
                                               agreement.

                                             -  Thereafter at agreed rates.
                                             -  Reasonable travel expenses paid by Partner
         Partner Training                    -  *** training at no charge, to be applied for:
                                                - Sales & Marketing
                                                - Technical Support
                                             -    Train-the-Trainer and Documentation
                                             -  Reasonable travel expenses paid by Partner
         Partner end-Customer Training       -   *** after closing each of first two accounts
                                             -  Thereafter at agreed rates.
                                             -  Reasonable travel expenses paid by Partner Services


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

         CEZANNE SERVICES DESCRIPTION            PRICING
         Professional                            -  *** for product enhancement
                                                    support for first
                                                    twelve months of agreement.
                                                 -  Thereafter at agreed rates.
                                                 -  Reasonable travel expenses paid by Partner
                                                 -  Customizations at quote


6.0   PERMITTED TERRITORIES

      Worldwide, with the limitations set forth in clause 15.

7.0   PREREQUISITE THIRD-PARTY SOFTWARE.

      The Software provided by Cezanne under this Agreement is based on a technological architecture that requires the availability of certain third-party software products to function. Namely, in the current version, a partial list of the software prerequisites to run the Cezanne Software products includes Microsoft Windows and Microsoft Explorer on the client, Microsoft Windows NT with appropriate options on the Web server and on the application server, Microsoft SQL server or Oracle on the database server, and WebIntelligence by Business Objects for the on-line reporting services. Cezanne shall deliver Partner a full and detailed list of all such systems software prerequisites, with the indication of the supported versions and the required optional functions. Cezanne shall inform Partner of any changes to such list that may occur from time to time, reflecting the evolution of the market. It is the responsibility of Partner to make sure that Customers have, or are prepared to obtain, all necessary third-party software components upon the installation of the Cezanne Software product(s).

      Sublicenses of WebIntelligence

      Based on an agreement with Business Objects Cezanne can provide to its Customers licenses of WebIntelligence, the Internet reporting product by Business Objects, limited to use within the Cezanne application only,***. An excerpt of Cezanne's agreement with Business Object containing at least all pricing and configuration information will be provided to Partner for reference, along with any changes to said agreement that might occur from time to time. If and when requested by Partner, Cezanne will buy a WebIntelligence license for a specific Customer for a stated configuration. For the license Cezanne shall charge Partner***. Same rule will apply to the annual maintenance fee. Partner will not be obligated to buy the WebIntelligence license from Cezanne. As alternatives (i) Partner may negotiate an agreement with B.O. and buy the required licenses directly, or (ii) Customer may use a WebIntelligence license that he already bought and that doesn't preclude the use within Cezanne.

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
                                    EXHIBIT B

                                COMPETITORS LIST

                            (Effective July 31, 2002)

CEZANNE

-   ***
-   ***
-   ***
-   ***
-   ***

PARTNER (CALLIDUS)

-   Incentive Systems,
-   Synygy,
-   Motiva
-   Kadiri
-   PeopleSoft, Inc.
-   AmDocs
-   AIM
-   Computer Sciences Corporation (CSC)


Note: Either party may update this list from time-to-time as required by competitive market conditions. Consent of other party not to be unreasonably withheld.


*** Confidential treatment has been requested for the redacted portions.      14
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
                                    EXHIBIT C

                   MAINTENANCE AND TECHNICAL SUPPORT SCHEDULE

1.0   CEZANNE MAINTENANCE OBLIGATIONS

      1.1 Telephone Support. Cezanne provides telephonic support for the Software during business hours in Europe and U.S. (from 6 a.m. to 6 p.m. Pacific Time), Monday through Friday (holidays excluded). Asia business hours will be covered by telephone support provided from either Europe or U.S. territories for Priority 1 and Priority 2 defects only.

      1.2 Maintenance Support. Cezanne will be responsible for providing all Maintenance Services to Partner, which shall include but not be limited to, providing direct support and Updates to Partner. Cezanne will use best commercial efforts to respond, based on the severity of the problem and in accordance with its Service Level Objectives set forth below, to Partner's request for assistance in fixing problems with the Software. In order to provide Maintenance Services to Partner, Cezanne agrees to have an appropriate number of trained personnel available to provide, in a competent manner and consistent with industry practice, maintenance support of the Software to Partner.

      1.3 Updates. So long as Partner is current on payment of Maintenance Fees, Cezanne will deliver to Partner, upon Partner's request, all Updates, which Cezanne makes generally available. Cezanne agrees to support a given revision of the Software for twelve (12) months from the date the next sequential Major Update supersedes such revision. (For example, Cezanne will support version 2.1 for the shorter of 12 months from the date version 3.0 (if 3.0 is the next sequential release) is released by Cezanne, or until version 2.1 is superseded by 2 sequential releases (2.2 and 2.3 or 2.2 and 3.0, as the case may be). Maintenance obligations will survive the termination of the OEM Partner Agreement.

      1.4   The following table summarizes Cezanne's Service Level Objectives:


SERVICE LEVELS            PRIORITY 1        PRIORITY 2        PRIORITY 2        PRIORITY 3        PRIORITY 4
                                            DEPLOYMENT        DEVELOPMENT
Acknowledgment            15 Minutes        15 Minutes        2 Hours           4 Hours           4 Hours
Response                  30 Minutes        1 Hour            4 Hours           4 Hours           4 Hours
Status Frequency          Every Day         Every Day         Every Day         Every 2 Days      Every 2 Days
Temporary Fix             1 Day             1 Day             2 Days            3 Days            4 Days if
                                                                                                  Applicable

    Note: All Priority 1 (P1's) and Priority 2 Deployment Stoppage (P2's) must be logged via a phone call to the designated support center for the Service Level Objectives to be obtainable.

    1.5 Cezanne will bill Partner for end-user annual maintenance services on the anniversary of the end-user contract effective date reported by Partner in the Sublicense Report.

2.0 PARTNER MAINTENANCE OBLIGATIONS

    2.1 Partner will be responsible for providing all Maintenance Services to End Users and its distributors (collectively "End Users") which shall include but is not limited to, providing direct support and Updates to End Users. In order to provide Maintenance Services to End Users, Partner agrees to provide:

    2.2 Trained Staff. Partner will provide an appropriate number of trained personnel available to provide, in a competent manner and consistent with industry practice, first line support of the Software to End Users. Partner shall at its own expense, use whatever resources or


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
         steps it deems necessary to ensure its staff is appropriately trained to perform its maintenance obligations.

    2.3 Case Tracking. Partner will log and archive all communication between the Partner and the End User. For those cases requiring escalation to second line support, Partner will provide a summary of that communication to date, as well as facts on problem determination and a reproducible test case, whenever possible. Second Line Support cases between Partner and Cezanne will be logged and archived at Cezanne.

    2.4 Problem Determination. Problem determination includes identification of the root cause of a problem. Whenever possible, a reproducible test case that manifests the problem should be made available when reporting a problem to Cezanne. If a reproducible test case is not available, a detailed description of the End User's environment and problem will suffice.

    2.5 Reproducible Test Cases. Partner will supply a minimal, reproducible test case for each problem submitted to Cezanne, whenever possible. Such test cases manifest the reported problem in an environment that can be duplicated by Cezanne. Cases that cannot be reproduced may require dial-up access to the End User.

3.0 RENEWAL OF MAINTENANCE AND SUPPORT SERVICES. Maintenance and Support Services renewal will occur automatically, unless earlier terminated by either party with at least sixty (60) days written notice prior to the expiration of the current term.

4.0 CUSTOMER SUPPORT DEFINITIONS

    PRIORITY 1: DOWN PRODUCTION SYSTEM

    The Cezanne system is failing in a production environment resulting in a complete loss of productive capability. This type of problem severely impacts the customer's business objectives and requires rapid response and resolution. Examples of a down production environment are a non-recoverable server crash or the complete failure of one of the Cezanne system components.

    PRIORITY 2: DEPLOYMENT STOPPAGE

    The Cezanne system is failing in a pre-deployment environment, which will result in a significant delay in the deployment of the customer's system into production. This type of problem severely impacts the schedule of the roll-out of the customer's production system. Typically, the problem will have to occur in a period where all implementations have been completed and the customer is in the process of testing the production environment or the staging environment just prior to going into production.

    In addition, if the customer has any problem during the first installation of a Cezanne product, the problem will fall into this priority. Installation problems, typically, encompass situations where install scripts or programs failed to run or the product failed to start after the installation process completed.

    PRIORITY 2: DEVELOPMENT STOPPAGE

    One of the major functions or features of the Cezanne system is failing. This type of problem also requires rapid response and resolution. Examples of a major feature failure are the failure of reports to run or the return of incorrect results by a Cezanne API function.

    PRIORITY 3: FEATURE IS NOT WORKING AS DOCUMENTED

    A feature in the Cezanne software is not behaving as documented by Cezanne. Productive work can continue but the Cezanne software is not performing to specification and a remedy is required.


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
    PRIORITY 4: GENERAL QUESTIONS

    These problems are of a general nature and pertain to how the Cezanne software should operate in both a production and development environment. This category also includes feature requests for subsequent releases.

    ACKNOWLEDGMENT

    Acknowledgment is defined as contact by either email or phone by a Cezanne Customer Support professional to advise of the receipt of a customer support issue.

    INITIAL RESPONSE

    Initial response is defined as contact by either email or phone by a Cezanne Customer Support professional to gather additional information about a customer support issue and to determine the steps to reproduce the problem.

    STATUS FREQUENCY

    This is the frequency with which Cezanne Customer Support will update our customers on their open support issues. This frequency may be extended by mutual agreement between the customer and Cezanne Customer Support.

    TEMPORARY FIX

    This is a relief from the experienced behavior. It may take the form of a workaround, a patch or an alternate design approach.

*** Confidential treatment has been requested for the redacted portions.      17
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
                                    EXHIBIT D

                         MINIMUM CUSTOMER LICENSE TERMS

1. The Customer is only granted a nonexclusive, nontransferable, and non-sublicensable license to use the Cezanne Software for its internal business purposes; and shall not provide, lease, lend, use for timesharing, application service provider or service bureau purposes, or otherwise use or allow others to use the Cezanne Software for the benefit of third parties.

2. The Customer may not: (a) modify, translate, decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code from the Cezanne Software; (b) create any derivative works based upon the Cezanne Software or Documentation; (c) allow any third party to conduct any benchmarking of the Cezanne Software, without prior written permission of Cezanne; or (d) disclose the results of any benchmarking of the Cezanne Software, without the prior written permission of Cezanne.

3. The Customer must agree to confidentiality obligations, including the disclosure of Cezanne Software or Documentation to any third party.

4. Customer must agree that Partner and its suppliers retain all right, title and interest in and to the Partner Enhanced Product and Documentation and all intellectual property rights thereto.

5. Customer must agree to comply with all relevant export laws and regulations.

6. If the Customer is an agency or entity of the U.S. Government, inclusion of appropriate notices required by the U.S. Government that precludes the acquisition of unlimited rights in the Partner Enhanced Product and Documentation.

7. Partner shall not obligate its suppliers to Partner's warranties or indemnities.

8. No assignment of the rights and obligations under the Customer License Agreement shall be permitted, except in the case of a merger or consolidation to which the Customer is a party or to any entity which acquires all or substantially all of its stock or assets with written notice to Partner.

9. The liability of Partner and its suppliers must be limited to exclude any special, punitive, indirect, incidental or consequential damages, and must be capped for any direct damages to the amount actually paid by Customer for the affected software.

10. Upon termination of the Customer License Agreement for any reason, the software licenses granted thereunder must also terminate, and Customer's use of such software must cease.

*** Confidential treatment has been requested for the redacted portions.      18
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

                                    EXHIBIT E

                            FORM OF SUBLICENSE REPORT

                             Callidus Software Inc.
                           QUARTERLY SUBLICENSE REPORT
                           to Cezanne Software , Inc.
                      For the Quarter ended March 31, 2002
                        Reference: OEM Partner Agreement

     Current Period                            Callidus   Cezanne   Cezanne    Callidus       Cezanne       Cezanne       Total
                                    Product    Billable   License   License    Billable     Maintenance   Maintenance   Fees Due
     Callidus Licensee   Address   Ship Date   License     Rate       Fee     Maintenance      Rate           Fee        Cezanne
     -----------------   -------   ---------   --------   -------   -------   -----------   -----------   -----------   --------
1                                                             ***                                   ***
2                                                             ***                                   ***
3                                                             ***                                   ***
4                                                             ***                                   ***
5                                                             ***                                   ***
6                                                             ***                                   ***
7                                                             ***                                   ***
8                                                             ***                                   ***
9                                                             ***                                   ***
10                                                            ***                                   ***

                                               --------   -------   -------   -----------   -----------   -----------   --------
                                                     $0                  $0            $0                          $0         $0
                                               ========   =======   =======   ===========   ===========   ===========   ========


     Next Period Forecast                      Callidus   Cezanne   Cezanne    Callidus       Cezanne       Cezanne       Total
                                    Product    Billable   License   License    Billable     Maintenance   Maintenance   Fees Due
     Customer Industry (if known)  Ship Date   License     Rate       Fee     Maintenance      Rate           Fee        Cezanne
     ---------------------------   ---------   --------   -------   -------   -----------   -----------   -----------   --------
1                                                             ***                                   ***
2                                                             ***                                   ***
3                                                             ***                                   ***
4                                                             ***                                   ***
5                                                             ***                                   ***
6                                                             ***                                   ***
7                                                             ***                                   ***
8                                                             ***                                   ***
9                                                             ***                                   ***
10                                                            ***                                   ***

                                               --------   -------   -------   -----------   -----------   -----------   --------
                                                     $0                  $0            $0                          $0         $0
                                               ========   =======   =======   ===========   ===========   ===========   ========


*** Confidential treatment has been requested for the redacted portions.      19
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Securities and Exchange Commission.